                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2006

                                  -------------

                               CASTLE BRANDS INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                     001-32849               41-2103550
 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)

                        570 LEXINGTON AVENUE, 29TH FLOOR
                            NEW YORK, NEW YORK 10022
                    (Address of principal executive offices)

                                 (646) 356-0200
                         (Registrant's telephone number,
                              including area code)

                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]     Written communications pursuant to Rule 425 under the
              Securities Act (17 CFR 230.425)
     [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
              Act (17 CFR 240.14a-12)
     [  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         By notice delivered on October 30, 2006, Matthew F. MacFarlane resigned as Chief Financial Officer of Castle Brands Inc. (the "Company"), effective
October 31, 2006. Mr. MacFarlane had served as the Company's principal accounting officer.

         As of October 31, 2006, Alfred J. Small, the Controller of Castle
Brands (USA) Corp., a wholly-owned subsidiary of the Company ("CB-USA"), was appointed as the Vice President - Controller of the Company and assumed the role of principal accounting officer of the Company.

         Mr. Small joined CB-USA as Controller in October 2004. From February
1999 until October 2004, Mr. Small served in various professional capacities, including as a Senior Accountant, at Grodsky Caporrino & Kaufman, CPA PC. Prior
to Grodsky Caporrino, Mr. Small was a Staff Accountant at Bruckner Supply
Company. In addition to being a certified public accountant, Mr. Small received a bachelor of science from the State University of New York in 1997.

         The Company's President and Chief Operating Officer, Keith A.
Bellinger, remains the principal financial officer and, effective October 31,
2006, has assumed the duties of Chief Financial Officer on an interim basis.
Prior to joining the Company in 2005, Mr. Bellinger held multiple executive positions within Allied Domecq PLC and its subsidiaries, including the position of Chief Financial Officer of Allied Domecq Spirits USA.

         The Company is currently engaged in an active search for a new Chief
Financial Officer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2006

                                 CASTLE BRANDS INC.

                                 By      /s/ Keith A. Bellinger
                                   ------------------------------------------
                                   Name:  Keith A. Bellinger
                                   Title: President and Chief Operating Officer